SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2004

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Morristown Road Bernardsville, New Jersey	07924
(Address of principal executive offices)	(Zip Code)

(908) 221-0100
(Registrant's telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition

On October 25, 2004, the Registrant issued a Press Release with its third quarter and nine month results. See Exhibit 99.

Exhibit 99: Press Release dated October 25, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004	SOMERSET HILLS BANCORP By: /s/Stewart E. McClure, Jr. Stewart E. McClure, Jr. President, Chief Executive Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit 99:	Description Press Release Entitled: Somerset Hills Bancorp Reports 3rd Quarter Earnings and Announces Opening of Fourth Branch